UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: July 18, 2013
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA	001-34142	26-2326676
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

125 N. Third Ave. Oakdale, CA	95361
(Address of principal executive	(Zip Code)
offices)

(209) 848-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

A copy of the press release issued on July 18, 2013 by Oak Valley Bancorp (the “Company”), the parent company of Oak Valley Community Bank, relating to the appointment of new Director Janet Pelton, which is included as Exhibit 99.1 and is incorporated herein by reference. Ms. Pelton was elected as a Director of the Company at the annual meeting of the shareholders of the Company held on June 18, 2013.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 8.01 – Other Events:

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release issued by Oak Valley Bancorp on July 18, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2013
OAK VALLEY BANCORP

	By:	/s/ Richard A. McCarty
Richard A. McCarty
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Oak Valley Bancorp dated July 18, 2013